Exhibit 10.2

FIRST AMENDMENT TO THE

EMPLOYMENT AGREEMENT AMONG

FIRST DEFIANCE FINANCIAL CORP., FIRST FEDERAL BANK OF THE MIDWEST

AND KEVIN T. THOMPSON

This First Amendment (this “Amendment”) to the Employment Agreement (the “Agreement”) by and between First Defiance Financial Corp. (“First Defiance”), First Federal Bank of the Midwest (“First Federal”), and Kevin T. Thompson (the “Executive”) dated January 1, 2014 is entered into to be effective as of December 31, 2017.

WHEREAS, pursuant to Section 12 of the Agreement, the parties may modify the Agreement by a written instrument duly executed by each party; and

WHEREAS, the parties desire to amend the Agreement to extend the term and clarify certain definitions therein;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the parties hereby agree to amend the Agreement, effective as of the date set forth above, as follows:

3.	Section 2(b) of the Agreement is hereby amended by deleting the last sentence thereof and replacing it with the following:

Notwithstanding the foregoing, no Term shall extend past December 31, 2018.

4.	The parties to the Agreement agree to clarify that the term “Bonus” as defined in Section 3(a) of the Agreement means only annual cash bonuses, including the annual payment made to the Executive under the short term incentive plan.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Amendment has been executed on February 20, 2018 to be effective as of the date first above written.

Attest:	FIRST DEFIANCE FINANCIAL CORP.

/s/ Danielle Figley	By:	/s/ William J. Small
	Name:	William J. Small
	Title:	Chairman

Attest:	FIRST FEDERAL BANK OF THE MIDWEST

/s/ Danielle Figley	By:	/s/ William J. Small
	Name:	William J. Small
	Title:	Chairman

Witness:

/s/ Donald P. Hileman	/s/ Kevin T. Thompson
Kevin T. Thompson